Exhibit 99.2


                       IEC ELECTRONICS CORP - CONSOLIDATED
                                  BALANCE SHEET
                         JUNE 25, 2004 AND SEP 30, 2003


                                                   JUN 25, 2004    SEP 30, 2003
                                                   ------------    ------------
ASSETS

CURRENT ASSETS
  Cash                                                  175,919         793,341
  Accounts Receivable                                 2,991,199       4,003,641
  Inventories                                         3,679,125       1,633,119
  Deferred Income Taxes                                 250,000         250,000
  Other Current Assets                                  250,574         329,232
  Current Assets - Discontinued Operations               54,542         121,466
                                                   ------------    ------------
    Total Current Assets                              7,401,359       7,130,803
                                                   ------------    ------------

  PROPERTY, PLANT & EQUIPMENT                         2,497,445       3,173,090
  PREPAID DEBT ACQUISITION                              136,462         202,188
                                                   ------------    ------------
                                                     10,035,266      10,506,081
                                                   ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilites             1,534,038       1,277,387
  Accounts Payable                                    3,779,411       2,740,599
  Accrued Payroll and Related Taxes                     622,705         794,078
  Other Accrued Expenses                                686,438         674,948
  Liabilities from Discontinued Operations              196,738         216,068
                                                   ------------    ------------
    Total Current Liabilities                         6,819,330       5,703,080
                                                   ------------    ------------

LONG TERM VENDOR PAYABLE                                263,567         455,903
LONG TERM DEBT - TERM                                   408,325         933,329
                                                   ------------    ------------
LONG TERM DEBT - TOTAL                                  671,892       1,389,232

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,021,960 shares                        69,945          68,760
  Additional Paid-in Capital                         38,497,369      38,478,608
  Retained Earnings                                 (35,931,840)    (35,042,169)
  Cumulative Translation Adj                            (91,430)        (91,430)
                                                   ------------    ------------
    Total Shareholders' Equity                        2,544,044       3,413,769
                                                   ------------    ------------

                                                     10,035,266      10,506,081
                                                   ============    ============

                       IEC ELECTRONICS CORP - CONSOLIDATED
                               STATEMENT OF INCOME
                   FOR QUARTERS JUN 25, 2004 AND JUN 27, 2003

                                           ACTUAL           PRIOR           ACTUAL          PRIOR
                                           QUARTER         QUARTER            YTD            YTD
                                         JUN 25, 2004    JUN 27, 2003    JUN 25, 2004    JUN 27, 2003
                                         ------------    ------------    ------------    ------------
Sales                                       6,168,236      14,029,976      19,984,513      39,099,482
Cost of Sales                               6,362,061      12,221,902      18,884,714      35,056,715
                                         ------------    ------------    ------------    ------------
Gross Profit                                 (193,825)      1,808,068       1,099,799       4,042,767

Less: Operating Expenses
  Selling, G & A                              624,573         788,028       1,796,233       2,441,068
  Restructuring                               239,288               0         239,288         (63,300)
                                         ------------    ------------    ------------    ------------
Total Operating Expenses                      863,861         788,028       2,035,521       2,377,766
                                         ------------    ------------    ------------    ------------

Operating Profit                           (1,057,686)      1,020,040        (935,722)      1,664,999


Interest and Financing Expense                (89,726)       (148,610)       (274,806)       (536,144)
Forgiveness of Accounts Payable                     0         (45,000)          9,644         578,335
Profit (Loss) on Sale of Assets, Misc           2,052          26,095         311,213         130,500
                                         ------------    ------------    ------------    ------------
Net Income before Income Taxes             (1,145,361)        852,524        (889,671)      1,837,690

  Provision for Income Tax                          0               0               0               0
                                         ------------    ------------    ------------    ------------

Income from Discontinued Operations                 0               0               0         184,029
                                         ------------    ------------    ------------    ------------
Net Income                                 (1,145,361)        852,524        (889,671)      2,021,720
                                         ============    ============    ============    ============